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                                                                               .
                                                                               .


(AIM INVESTMENTS LOGO)


                                       -------------------------------------------------------------------------------
                                                           FOUR EASY WAYS TO VOTE YOUR PROXY

                                       INTERNET:  Go to www.aiminvestments.com/proxy and follow the online directions.

                                       TELEPHONE: Call [1-800-690-6903] and follow the simple instructions.

                                       MAIL:      Vote, sign, date and return your proxy by mail.

                                       IN PERSON: Vote at the Special Meeting of Shareholders.

                                       IF YOU VOTE BY INTERNET, TELEPHONE OR IN PERSON DO NOT MAIL YOUR PROXY.
                                       -------------------------------------------------------------------------------



            999 999 999 999 99

                                                           PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")
AIM BALANCED FUND (THE "FUND")                                   PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE
AN INVESTMENT PORTFOLIO OF AIM FUNDS GROUP ("AFG")                                            HELD JUNE 28, 2005

The undersigned hereby appoints Mark H. Williamson, Robert H. Graham, Kevin M. Carome, Ofelia M. Mayo and Sidney M. Dilgren each of them separately, proxies with full power of substitution to each, and hereby authorizes them to represent and to vote, as designated on reverse, at the Special Meeting of Shareholders on June 28, 2005, at 3:00 p.m., Central Time, and at any adjournment or postponement thereof, all of the shares of the FUND which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED "FOR" THE APPROVAL OF THE PROPOSAL.

                                NOTE: IF YOU VOTE BY TELEPHONE OR ON THE
                                      INTERNET, PLEASE DO NOT RETURN YOUR PROXY
                                      CARD.

                                      PROXY MUST BE SIGNED AND DATED BELOW.


                                Dated                      2005
                                      --------------------

                                ------------------------------------------------


                                ------------------------------------------------
                                Signature(s) (if held jointly) (SIGN IN THE BOX)

                                NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, limited liability company, or partnership, please sign in full entity name and indicate the signer's position with the entity.

                            PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE [X] INK OR NUMBER 2 PENCIL.
                            PLEASE DO NOT USE FINE POINT PENS.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" THE PROPOSAL AS PROPOSED BY AFG.

                                                                                      FOR        AGAINST      ABSTAIN
1. Approve a Plan of Reorganization (the "Plan") under which all of the assets        [ ]          [ ]          [ ]
   of AIM Balanced Fund (the "Fund"), an investment portfolio of AIM Funds Group
   ("AFG"), will be transferred to AIM Basic Balanced Fund ("Buying Fund"), which is also an investment portfolio of AFG. Buying Fund will issue the liabilities of the Fund and AFG will issue shares of each class of Buying
   Fund to shareholders of the corresponding class of shares of the Fund.




PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.




              PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND RETURN
                          IT IN THE ENCLOSED ENVELOPE.

(AIM INVESTMENT LOGO)

                                       -------------------------------------------------------------------------------
                                                             FOUR EASY WAYS TO VOTE YOUR PROXY

                                       INTERNET:  Go to www.aiminvestments.com/proxy and follow the online directions.

                                       TELEPHONE: Call [1-800-690-6903] and follow the simple instructions.

                                       MAIL:      Vote, sign, date and return your proxy by mail.

                                       IN PERSON: Vote at the Special Meeting of Shareholders.

                                       IF YOU VOTE BY INTERNET, TELEPHONE OR IN PERSON DO NOT MAIL YOUR PROXY.
                                       -------------------------------------------------------------------------------


           999 999 999 999 99

AIM TOTAL RETURN FUND (THE "FUND")                             PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")
AN INVESTMENT PORTFOLIO OF AIM COMBINATION STOCK & BOND              PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE
FUNDS ("ACSBF")                                                                                   HELD JUNE 28, 2005

The undersigned hereby appoints Mark H. Williamson, Robert H. Graham, Kevin M. Carome, Ofelia M. Mayo and Sidney M. Dilgren each of them separately, proxies with full power of substitution to each, and hereby authorizes them to represent and to vote, as designated on reverse, at the Special Meeting of Shareholders on June 28, 2005, at 3:00 p.m., Central Time, and at any adjournment or postponement thereof, all of the shares of the FUND which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED "FOR" THE APPROVAL OF THE PROPOSAL.

                               NOTE: IF YOU VOTE BY TELEPHONE OR ON THE
                                     INTERNET, PLEASE DO NOT RETURN YOUR PROXY
                                     CARD.

                                     PROXY MUST BE SIGNED AND DATED BELOW.


                               Dated                      2005
                                     --------------------

                               -------------------------------------------------


                               -------------------------------------------------
                               Signature(s) (if held jointly)  (SIGN IN THE BOX)

                                NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, limited liability company, or partnership, please sign in full entity name and indicate the signer's position with the entity.

                            PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE [X] INK OR NUMBER 2 PENCIL.
                            PLEASE DO NOT USE FINE POINT PENS.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" THE PROPOSAL AS PROPOSED BY ACSBF.

                                                                                     FOR      AGAINST     ABSTAIN

1. Approve an Agreement and Plan of Reorganization (the "Plan") under which all      [ ]        [ ]         [ ]
   of the assets of AIM Total Return Fund (the "Fund"), an investment portfolio of AIM Combination Stock & Bond Funds ("ACSBF"), will be transferred to AIM
   Basic Balanced Fund ("Buying Fund"), an investment portfolio of AIM Funds
   Group ("AFG"). Buying Fund will assume the liabilities of the Fund and AFG will issue shares of each class of Buying Fund to shareholders of the corresponding class of shares of the Fund.




PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.




              PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND RETURN
                          IT IN THE ENCLOSED ENVELOPE.